U.S. SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                         Date of Report: May 9, 2005


                        TRANSAX INTERNATIONAL LIMITED
              __________________________________________________
       (Exact Name of Small Business Issuer as Specified in its Charter)


                                   COLORADO
                   ________________________________________
             (State or other Jurisdiction as Specified in Charter)


            00-27845                                    84-1304106
                  __________________________________________
    (Commission file number)           (I.R.S. Employer Identification No.)


                            5201 Blue Lagoon Drive
                                   8th Floor
                             Miami, Florida 33126
                        _______________________________
                   (Address of Principal Executive Offices)


                                 305.629.3090
                             ____________________
                          (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)
[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17
        CFR 240.14d-2(b))
[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17
       CFR 240.13e-4(c))

ITEM 4.02 NON RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OF COMPLETED INTERIM REVIEW.

        On April 19, 2005, the Board of Directors of Transax International Limited, a Colorado corporation (the "Company"), was advised by its independent public accountants that an error occurred in the financial statements for the nine-month period ended September 30, 2005 regarding the calculation of the fair value of options/warrants granted. The expected life was entered as .5 years instead of 5 years thus causing an undervaluing of the cost of the grant by approximately $150,000.

        As a result, the Board of Directors of the Company concluded on April 20, 2005 that its previously issued financial statements for the nine-month period ended September 30, 2004, included in its Quarterly Report on Form 10-QSB for the nine-month period ended September 30, 2004, should no longer be relied upon.

        The adjustments do not impact either the Company's cash positions or its revenues for the period affected. These adjustments will increase expenses and net loss by approximately $151,500 for the nine-month period ended September 30, 2004.

        Mr.   Stephen  Walters,  the  Company's  Chief  Executive  Officer  and
President, discussed these matters disclosed in this filing on Form 8-K with the Company's independent public accountants on approximately April 19, 2005.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

   (a) Financial Statements.

   Incorporated by reference to Amendment No. 1 to Form 10-QSB for period ended September 30, 2004 filed with the Securities and Exchange Commission on April 29, 2005.

   (b) Exhibits

       23 Letter dated May 9, 2005 from Moore Stephens, P.C.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  Transax International Limited


Date:  May 9, 2005                By:/s/ Stephen Walters
                                  ------------------------
                                  Stephen Walters
                                  President and Chief Executive Officer